Exhibit (j) under Form N-1A
                                              Exhibit (23) under Item 60/Reg.S-K


               Consent of Ernst & Young LLP, Independent Auditors

     We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information to the use of our report dated April 14, 2003, in the Post-Effective Amendment Number 32 to the Registration Statement (Form N-1A, No. 2-91091) of Federated High Yield Trust.

                                          /s/ Ernst & Young LLP
                                          Ernst & Young LLP

Boston, Massachusetts
August 23, 2003